JohnsonFamily Funds

                        Supplement dated November 1, 2000
                    to the Prospectus dated February 29, 2000

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

                               PORTFOLIO MANAGERS

Effective October 3, 2000, Wendell L. Perkins, CFA, Michael A. Petersen, CFA, and Margaret McKay, CFA, are responsible for the day-to-day management of the portfolios of each of the JohnsonFamily Large Cap Equity Fund, the JohnsonFamily Small Cap Equity Fund and the JohnsonFamily International Equity Fund. Mr. Perkins is a Senior Vice President of Johnson Asset Management, Inc. (the "Adviser") and has managed equity portfolios for the Adviser since January, 1994. Mr. Petersen has been a portfolio manager for the Adviser since August 2000. Prior to joining the Adviser, Mr. Petersen was a portfolio manager with Security Benefit Group from November 1997 to March 2000 and a portfolio manager with Old Kent Bank from December 1987 to November 1997. Ms. McKay has been a portfolio manager with the Adviser since September 2000. Prior to joining the Adviser, Ms. McKay was employed by the Royal Bank, Toronto, Ontario, as a senior financial analyst from September 1998 to September 2000, by Bank Credit Analyst, Montreal, Quebec, as an analyst from May 1995 to September 1995, and by Daiwa International Capital Management, Tokyo, Japan, as an assistant portfolio manager from June 1992 to April 1995.

                  ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Effective November 1, 2000, the Board of Directors of the JohnsonFamily Funds approved a change of the Funds' Administrator, Distributor and Transfer Agent from Sunstone Financial Group Inc. to SEI Investment Mutual Funds Services as Administrator, SEI Investments Distribution Co. as Distributor and Forum Shareholder Services, LLC as Transfer Agent for the Funds. As a result of the change in service providers referenced above, the prospectus has been revised to reflect the following:

I. Under the heading "Investor Expenses" on page 5 for the Intermediate Fixed Income Fund, page 9 for the Large Cap Equity Fund, page 13 for the Small Cap Equity Fund and page 17 for the International Equity Fund, the footnotes relating to redemption fees have been deleted in their entirety.

II. Under the heading "How to Purchase Shares - By Mail" on page 20 of the Prospectus, the regular mail and overnight mail addresses have been deleted and replaced with the following:

         - Mail your completed and signed Application along with a check payable to

            JohnsonFamily Funds
            P.O. Box 446
            Portland, ME  04112

         -  For overnight or express mail, use the following address

            JohnsonFamily Funds
            2 Portland Square
            Portland, ME  04101

III. Under the heading "How To Purchase Shares - By Wire" on page 21 of the Prospectus, the Federal funds wiring instructions have been deleted and replaced with the following:

         - Have your bank wire Federal funds to UMB Bank, n.a. using these instructions:

            Bankers Trust Company
            ABA Routing 021001033
            For Credit to: Forum Shareholder Services, LLC
            Account # 014-65-547
            (Fund Name)
            (Account Registration)
            (Account Number)

IV. Under the heading "Selling (Redeeming) Shares of the Funds" on page 24 of the Prospectus, the first paragraph has been deleted and replaced with the following:

         You may sell (redeem) your shares on any business day the NYSE is open for trading. There is no charge to redeem shares. The Funds may withhold taxes on IRA redemptions to meet Federal law requirements.


V. Under the heading "Selling (Redeeming) Shares of the Funds" on page 25 of the Prospectus, the regular mail and overnight mail addresses have been deleted and replaced with the following:

         -  Send your unconditional written request for redemption to:

            JohnsonFamily Funds
            P.O. Box 446
            Portland, ME  04112

         -  For overnight or express mail, use the following address

            JohnsonFamily Funds
            2 Portland Square
            Portland, ME  04101

VI. Under the heading "Exchange Privilege" on pages 28 and 29 of the Prospectus, the last bullet point describing the Automatic Exchange Plan has been deleted in its entirety.

VII. The section "Administrator, Transfer Agent and Dividend Disbursing Agent" on page 35 has been deleted and replaced with the following:

         Administrator

         SEI Investments Mutual Funds Services ("SIMFS") acts as the administrator for the Funds. SIMFS is located at 530 East Swedesford Road, Wayne PA 19087 and provides administrative and funds accounting services to the Funds, including calculating each Fund's NAV.

         Transfer Agent

         Forum Shareholder Services, LLC. ("Forum") acts as transfer agent for the Funds. Forum is located Two Portland Square, Portland, ME 04101.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE